Exhibit 99.1

Castellum, Inc. Announces Information Concerning 2025 Annual Stockholders Meeting

VIENNA, Va., May 27, 2025 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) ("Castellum" or "CTM"), a cybersecurity, electronic warfare, and software engineering services company focused on the federal government, reminds stockholders that its 2025 annual meeting of stockholders (“2025 Annual Meeting”) will be held on Wednesday, May 28, 2025 at 10:00 a.m. (Eastern Time) and that stockholders of record on the close of business on March 21, 2025, will be entitled to notice of, and to vote at, the 2025 Annual Meeting and any adjournment or postponement thereof.

The 2025 Annual Meeting will be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 7900 Tysons One Place, Suite 500, Tysons, VA 22102, and will be conducted in person and virtually via live audio conference call. Stockholders interested in accessing the live audio conference call may dial 1 (800) 715-9871 or 1 (646) 307-1963. The conference identification number is 9842123.

After adjourning the 2025 Annual Meeting, members of CTM's management will conduct an informal presentation followed by a question-and-answer session. A copy of the informal presentation is posted to the Company’s website under the “Investor” tab at https://investors.castellumus.com/events-and-presentations/default.aspx. Investors are encouraged to download a copy of the presentation on Tuesday morning when available, as it will not be presented live.

About Castellum, Inc. (NYSE-American: CTM):

Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com/.

Cautionary Statement Concerning Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company's expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as "estimate," "project," "believe," "anticipate," "shooting to," "intend," "plan," "foresee," "likely," "will," "would," "appears," "goal," "target" or similar words or phrases.

Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. Forward-looking statements include, but are not limited to, statements regarding the Company's expectations for revenue growth and new customer opportunities and other customers, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company's control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company's ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company's revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience. For a more detailed description of these and other risk factors, please refer to the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.

Contact:

Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com
https://castellumus.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/50f4abcc-d3ff-42eb-aabc-339704b54996